Exhibit 99.1


                                                        THE MORTGAGE LOANS

                                                           Loan Programs

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
                             Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Loan Program                    Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 5 Year Term..........              1    $     27,400        (1)        27,400        11.250        60.00         679           88.9
 10 Year Term.........            417       12,650,074      1.27%       30,336         7.977       118.87         719           76.2
 15 Year Term.........           4589      187,037,656     18.70        40,758         8.087       179.13         713           83.5
 20 Year Term.........            200        9,911,008      0.99        49,555        10.136       238.53         675           86.4
 25 Year Term.........             34        1,766,118      0.18        51,945         9.932       298.97         683           86.5
 30 Year Term.........           1468       85,259,634      8.53        58,079         8.336       357.28         723           87.3
 10 Year Term - 10 Year
   Interest Only Period           133        8,109,099      0.81        60,971         8.856       119.41         716           92.6
 15 Year Term - 10 Year
   Interest Only Period             1           79,050      0.01        79,050         7.900       177.00         790           56.0
 15 Year Term - 15 Year
   Interest Only Period           584       39,511,680      3.95        67,657         8.471       179.36         720           92.5
 25 Year Term - 10 Year
   Interest Only Period          1914      123,108,927     12.31        64,320         8.403       299.40         718           90.0
 30 Year Term - 10 Year
   Interest Only Period             2          101,300      0.01        50,650         8.981       357.00         723           95.0
 30/5 Fixed Balloon...              2          175,246      0.02        87,623         7.730        57.91         744           92.3
 30/10 Fixed Balloon..              4          345,292      0.03        86,323         8.922       117.10         709           97.4
 30/15 Fixed Balloon..          10662      531,917,460     53.19        49,889         8.611       179.01         717           91.8
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
-----------
(1) Less than 0.01%.


                                               Original Terms to Stated Maturity(1)


                                                                                                 Weighted                   Weighted
                                                                        Average     Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Original Term                Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
to Maturity (Months)            Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 60...................              3    $     202,646      0.02%       67,549         8.206        58.19         735           91.8
 120..................            554       21,104,464      2.11        38,095         8.330       119.05         718           82.9
 180..................          15836      758,545,846     75.85        47,900         8.474       179.06         716           89.8
 240..................            200        9,911,008      0.99        49,555        10.136       238.53         675           86.4
 300..................           1948      124,875,045     12.49        64,104         8.425       299.40         718           89.9
 360..................           1470       85,360,934      8.54        58,069         8.337       357.28         723           87.3
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
------------
(1)  As of the Closing Date, the weighted average original term to stated
     maturity of the Mortgage Loans was approximately 210 months.





                                                               A-1





                                            Current Mortgage Loan Principal Balances(1)

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
Range                                        Aggregate               Principal       Average    Remaining     Average       Original
Current Mortgage            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Loan Principal Balances      Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
($)                             Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 0.01 - 25,000.00............    4500     $ 83,267,913      8.33%       18,504         8.737       193.13         717           88.5
 25,000.01 - 50,000.00.......    8297      304,464,954     30.45        36,696         8.538       200.70         716           90.1
 50,000.01 - 75,000.00.......    3962      242,519,964     24.25        61,212         8.450       208.13         716           89.8
 75,000.01 - 100,000.00......    1850      162,030,533     16.20        87,584         8.350       215.59         714           89.4
 100,000.01 - 150,000.00.....     945      114,259,480     11.43       120,910         8.383       218.84         721           90.2
 150,000.01 - 200,000.00.....     315       54,929,264      5.49       174,379         8.275       225.44         717           87.0
 200,000.01 - 250,000.00.....      94       21,523,395      2.15       228,972         8.419       235.63         715           87.1
 250,000.01 - 300,000.00.....      25        6,958,381      0.70       278,335         8.234       204.59         716           84.6
 300,000.01 - 350,000.00.....       9        2,923,497      0.29       324,833         8.369       199.69         718           87.2
 350,000.01 - 400,000.00.....       5        1,917,016      0.19       383,403         9.067       226.60         728           84.9
 400,000.01 - 450,000.00.....       3        1,276,414      0.13       425,471         8.280       220.25         740           73.6
 450,000.01 - 500,000.00.....       2          969,723      0.10       484,861         9.820       236.64         663           85.5
 500,000.01 - 550,000.00.....       1          531,000      0.05       531,000         8.000       299.00         723          100.0
 650,000.01 - 700,000.00.....       1          680,000      0.07       680,000        12.000       180.00         678           80.0
 700,000.01 - 750,000.00.....       1          749,313      0.07       749,313        11.750       177.00         681           79.5
 Greater than 900,000.00.....       1          999,096      0.10       999,096         6.500       179.00         754           38.0
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
-----------
(1)  As of the Closing Date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $49,973.






                                                               A-2




                                           State Distribution of Mortgaged Properties(1)

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
                             Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
State                           Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 Alabama..............            494    $  17,400,292      1.74%       35,223         8.267       191.12         720           94.0
 Alaska...............             41        2,145,097      0.21        52,319         8.554       197.77         717           90.3
 Arizona..............            826       42,141,555      4.21        51,019         8.500       202.49         714           88.6
 Arkansas.............              9          539,486      0.05        59,943         9.619       185.95         718           81.7
 California...........           3134      241,846,209     24.18        77,169         8.257       225.69         719           85.4
 Colorado.............            761       36,819,147      3.68        48,383         8.594       203.86         724           92.9
 Connecticut..........            204        9,966,069      1.00        48,853         8.427       231.01         705           87.7
 Delaware.............             53        2,439,227      0.24        46,023         8.078       203.65         704           88.1
 District of Columbia.             31        2,238,140      0.22        72,198         8.426       214.15         706           81.3
 Florida..............           1025       51,222,918      5.12        49,974         8.486       204.92         712           87.5
 Georgia..............            711       32,217,748      3.22        45,313         8.696       206.77         713           93.8
 Hawaii...............            101        8,278,875      0.83        81,969         8.270       203.12         727           84.9
 Idaho................            230        9,966,819      1.00        43,334         8.567       193.05         714           88.4
 Illinois.............            500       21,564,179      2.16        43,128         8.946       201.38         712           91.0
 Indiana..............            384       11,969,053      1.20        31,169         8.624       193.69         714           93.3
 Iowa.................            134        4,001,856      0.40        29,865         8.798       189.27         720           94.6
 Kansas...............            125        4,317,318      0.43        34,539         8.558       209.43         721           92.2
 Kentucky.............            277       10,019,077      1.00        36,170         8.393       194.32         714           92.7
 Louisiana............            102        4,234,081      0.42        41,511         8.462       200.69         709           88.8
 Maine................             56        2,252,383      0.23        40,221         8.679       218.38         702           87.5
 Maryland.............            467       28,162,973      2.82        60,306         8.583       208.22         705           88.2
 Massachusetts........            378       20,589,816      2.06        54,470         8.361       211.46         712           88.8
 Michigan.............            730       25,159,743      2.52        34,465         8.424       194.61         721           93.4
 Minnesota............            465       22,237,163      2.22        47,822         8.393       196.79         722           92.9
 Mississippi..........             70        2,657,731      0.27        37,968         8.661       212.51         714           94.0
 Missouri.............            421       14,007,141      1.40        33,271         8.290       195.74         716           92.9
 Montana..............             89        4,101,977      0.41        46,090         8.414       213.10         714           89.9
 Nebraska.............             56        2,042,711      0.20        36,477         8.459       200.98         719           94.6
 Nevada...............            457       26,046,469      2.60        56,994         8.453       212.57         719           92.6
 New Hampshire........             93        4,368,741      0.44        46,976         8.095       200.00         713           86.5
 New Jersey...........            497       27,626,644      2.76        55,587         8.731       187.89         707           87.7
 New Mexico...........            161        6,397,225      0.64        39,734         8.700       194.70         711           87.2
 New York.............            458       26,880,586      2.69        58,691         8.634       214.04         709           87.0
 North Carolina.......            487       18,887,191      1.89        38,783         8.708       209.04         715           92.6
 North Dakota.........             16          525,821      0.05        32,864         8.201       201.28         714           95.0
 Ohio.................            667       22,161,774      2.22        33,226         8.392       191.18         713           94.0
 Oklahoma.............            178        5,784,249      0.58        32,496         8.677       206.66         716           91.6
 Oregon...............            470       24,386,345      2.44        51,886         8.140       202.12         719           87.8
 Pennsylvania.........            569       24,757,045      2.48        43,510         8.683       197.57         713           90.1
 Rhode Island.........             70        3,300,329      0.33        47,148         8.496       220.28         719           87.3
 South Carolina.......            162        6,434,770      0.64        39,721         8.970       250.74         710           93.1
 South Dakota.........             30          852,212      0.09        28,407         7.892       187.36         722           90.0
 Tennessee............            418       14,949,149      1.49        35,764         8.197       192.26         720           94.0
 Texas................           1190       40,398,097      4.04        33,948         8.542       213.14         730           96.3
 Utah.................            431       19,315,994      1.93        44,817         8.775       188.77         716           90.1
 Vermont..............             30        1,210,712      0.12        40,357         9.482       235.85         703           85.3
 Virginia.............            582       34,769,446      3.48        59,741         8.550       210.85         712           89.5
 Washington...........            687       36,157,799      3.62        52,631         8.874       202.44         714           89.7
 West Virginia........             43        1,699,289      0.17        39,518         8.602       191.98         710           90.2
 Wisconsin............            394       16,451,445      1.65        41,755         8.132       192.35         718           91.3
 Wyoming..............             47        2,099,830      0.21        44,677         8.508       202.20         723           83.6
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
 ---------
(1)  As of the Closing Date, no more than approximately 0.22% of the Mortgage
     Loans was secured by mortgaged properties located in any one postal zip code area.




                                                               A-3




                                             Original Combined Loan-to-Value Ratios(1)

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
Range of Original           Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Combined Loan-to-            Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Value Ratios (%)                Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 50.00 or Less........            450    $  23,594,873      2.36%       52,433         7.233       215.63         738           39.5
 50.01 - 55.00........            226       12,587,954      1.26        55,699         7.249       223.09         728           52.5
 55.01 - 60.00........            272       14,294,939      1.43        52,555         7.472       212.78         719           57.5
 60.01 - 65.00........            344       19,694,889      1.97        57,253         7.433       211.41         720           62.5
 65.01 - 70.00........            459       27,242,581      2.72        59,352         7.664       209.20         713           67.7
 70.01 - 75.00........            506       28,056,764      2.81        55,448         7.897       207.36         713           72.7
 75.01 - 80.00........            836       47,149,653      4.71        56,399         8.024       208.55         705           78.2
 80.01 - 85.00........           1084       49,230,516      4.92        45,416         8.058       210.81         711           82.9
 85.01 - 90.00........           4562      197,256,716     19.73        43,239         8.461       206.65         715           88.9
 90.01 - 95.00........           4608      227,919,027     22.79        49,462         8.518       208.41         709           94.1
 95.01 - 100.00.......           6664      352,972,030     35.30        52,967         8.892       208.24         722           99.6
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
---------
(1)  As of the Closing Date, the weighted average original Combined
     Loan-to-Value Ratio of the Mortgage Loans was approximately 89.42%.


                                                     Current Mortgage Rates(1)

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
Range of Current            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Mortgage Rates               Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
(%)                             Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 5.001 - 5.500.......               4   $      381,129      0.04%       95,282         5.185        178.86        804           82.7
 5.501 - 6.000.......             330       25,593,156      2.56        77,555         5.986        271.81        732           70.9
 6.001 - 6.500.......             498       32,790,411      3.28        65,844         6.389        216.99        734           75.2
 6.501 - 7.000.......            1216       70,970,843      7.10        58,364         6.859        206.59        727           82.1
 7.001 - 7.500.......            2374      123,916,183     12.39        52,197         7.374        200.54        728           84.7
 7.501 - 8.000.......            3605      179,085,213     17.91        49,677         7.819        207.23        722           89.4
 8.001 - 8.500.......            3081      143,248,094     14.32        46,494         8.343        206.96        721           91.9
 8.501 - 9.000.......            2976      140,035,243     14.00        47,055         8.824        205.00        712           92.6
 9.001 - 9.500.......            2126      100,681,475     10.07        47,357         9.332        206.61        710           93.8
 9.501 - 10.000......            1669       78,977,783      7.90        47,320         9.802        206.14        702           93.9
 10.001 - 10.500.....             746       34,470,948      3.45        46,208        10.329        206.19        699           93.8
 10.501 - 11.000.....             587       29,536,486      2.95        50,318        10.802        214.42        696           94.1
 11.001 - 11.500.....             235       11,777,796      1.18        50,118        11.324        218.40        693           94.7
 11.501 - 12.000.....             341       17,646,980      1.76        51,751        11.884        215.62        681           92.3
 12.001 - 12.500.....              82        4,406,274      0.44        53,735        12.288        233.69        676           94.8
 12.501 - 13.000.....              51        2,587,220      0.26        50,730        12.807        237.38        688           95.3
 13.001 - 13.500.....              30        1,401,546      0.14        46,718        13.327        238.66        670           94.9
 13.501 - 14.000.....              30        1,190,220      0.12        39,674        13.848        221.16        673           98.0
 Greater than 14.000.              30        1,302,942      0.13        43,431        14.649        258.15        673           95.6
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
----------
(1)  The current mortgage rates listed in the preceding table include premiums related to the Credit Insurance Policy. As of the Closing Date, the
     weighted average current mortgage rate of the Mortgage Loans was approximately 8.470% per annum. As of the Closing Date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged in connection with the Credit Insurance Policy, the Master
     Servicing Fees and the Trustee Fee was approximately 7.342% per annum.




                                                               A-4




                                                   Types of Mortgaged Properties

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
                             Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Property Type                   Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 Single Family Residence..      13818    $ 683,010,041     68.30%       49,429         8.385       208.12         714           88.1
 Planned Unit Development.       4144      221,831,579     22.18        53,531         8.583       209.38         721           92.3
 Low-rise Condominium.....       1631       73,766,624      7.38        45,228         8.698       211.61         724           92.2
 2 Family Home............        219       10,848,132      1.08        49,535         9.138       199.51         723           90.8
 High-rise Condominium....        120        6,333,106      0.63        52,776         8.865       210.19         726           93.0
 3 Family Home............         36        1,879,917      0.19        52,220         9.968       222.39         710           84.5
 4 Family Home............         35        2,004,764      0.20        57,279         9.840       207.47         720           89.4
 Condominium Hotel........          8          325,780      0.03        40,722         9.442       178.21         747           96.7
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================


                                                     Purpose of Mortgage Loans

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
                             Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Loan Purpose                    Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 Refinance (cash-out)....        9948    $ 523,653,108     52.37%       52,639         8.244       207.93         707           85.0
 Purchase................        7934      362,778,353     36.28        45,725         8.876       210.20         730           96.7
 Refinance (rate/term)...        2129      113,568,480     11.36        53,344         8.210       206.52         717           86.8
   Total..............      -----------  -------------- ------------
                               20,111    $ 999,999,942    100.00%
                            ======================================



                                                        Occupancy Types(1)

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
                             Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Occupancy Type                  Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 Primary Residence....          18771    $ 955,854,707     95.59%       50,922         8.421       208.75         716           89.5
 Secondary Residence..            530       22,600,731      2.26        42,643         9.280       206.62         729           88.5
 Investment Property..            710       21,544,504      2.15        30,344         9.787       204.03         727           87.9
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
-----------

(1) Based upon representations of the related borrowers at the time of origination.





                                                               A-5





                                                  Remaining Terms to Maturity(1)


                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
Range of                    Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Remaining Terms to           Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Maturity (Months)               Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 1 - 120.............             568   $  21,571,569       2.16%       37,978         8.328       118.12         718           83.0
 121 - 180...........           15830     758,458,970      75.85        47,913         8.474       179.07         716           89.8
 181 - 300...........            2152     134,903,013      13.49        62,687         8.551       294.87         715           89.7
 301 - 360...........            1461      85,066,389       8.51        58,225         8.338       357.99         723           87.3
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
------------
(1)  As of the Closing Date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 209 months.


                                                      Documentation Programs

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Documentation                Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Program                         Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 Reduced..............           5417    $ 270,525,600     27.05%       49,940         7.882       196.34         713           84.1
 Streamlined..........           5351      266,291,668     26.63        49,765         8.558       223.93         709           90.7
 Full.................           3982      240,325,353     24.03        60,353         9.136       211.30         723           92.1
 Alternative..........           3483      152,614,199     15.26        43,817         8.334       204.66         714           92.3
 Super-Streamlined....           1681       65,073,799      6.51        38,711         8.284       195.14         737           89.6
 Stated Income/Stated
   Asset..............             97        5,169,323      0.52        53,292        10.086       220.24         715           96.2
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================




                                                               A-6




                                                       FICO Credit Scores(1)

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
Range of                    Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
FICO Credit                  Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Scores                          Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 Greater than 820                   9    $     400,255      0.04%       44,473         7.193       221.24         825           92.7
 801 - 820.....                   425       18,465,806      1.85        43,449         8.114       208.80         807           86.4
 781 - 800.....                  1238       57,957,718      5.80        46,816         8.050       212.36         789           87.1
 761 - 780.....                  2146      106,254,026     10.63        49,513         8.159       210.47         770           89.0
 741 - 760.....                  2565      129,173,250     12.92        50,360         8.167       209.92         750           89.0
 721 - 740.....                  2863      144,826,806     14.48        50,586         8.266       209.74         731           90.3
 701 - 720.....                  3239      173,961,864     17.40        53,709         8.357       209.29         710           90.9
 681 - 700.....                  2752      138,765,051     13.88        50,423         8.552       209.01         690           89.8
 661 - 680.....                  2581      127,741,230     12.77        49,493         8.787       203.15         670           89.5
 641 - 660.....                  1233       59,237,180      5.92        48,043         9.372       208.83         651           87.0
 621 - 640.....                   918       41,329,059      4.13        45,021         9.560       202.28         631           88.6
 601 - 620.....                    40        1,825,887      0.18        45,647         9.690       211.27         619           87.9
 581 - 600.....                     2           61,811      0.01        30,905         8.875       177.52         590           92.0
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================
------------
(1)  As of the Closing Date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 716.

                                                     Prepayment Charge Periods

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
Prepayment                  Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Charge Periods               Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
(Months)                        Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 0................              14039    $ 684,378,061     68.44%       48,748         8.788       207.91         716           90.9
 6................                  7          415,268      0.04        59,324         9.097       177.94         725           96.7
 12...............                199       13,226,987      1.32        66,467         8.444       215.67         722           89.2
 24...............                 12          688,568      0.07        57,381        10.780       197.26         683           97.2
 36...............               2017       90,440,361      9.04        44,839         7.754       231.34         716           85.5
 48...............                  1           50,000      0.01        50,000         9.750       180.00         686           90.0
 60...............               3736      210,800,697     21.08        56,424         7.735       200.74         716           86.4
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================

                                               Interest Only Periods at Origination

                                                                                                 Weighted                   Weighted
                                                                       Average      Weighted      Average    Weighted        Average
                                             Aggregate               Principal       Average    Remaining     Average       Original
                            Number of        Principal      % of       Balance       Current      Term to        FICO       Combined
Interest Only                Mortgage          Balance  Mortgage   Outstanding      Mortgage     Maturity      Credit  Loan-to-Value
Periods (Months)                Loans      Outstanding     Loans           ($)      Rate (%)     (Months)       Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
 0................              17377    $ 829,089,886     82.91%       47,712         8.476       197.36         716           89.2
 120..............               2050      131,398,375     13.14        64,097         8.431       288.26         718           90.1
 180..............                584       39,511,680      3.95        67,657         8.471       179.36         720           92.5
   Total..............      --------------------------------------
                               20,111    $ 999,999,942   100.00%
                            ======================================






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